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                       SECURITIES AND EXCHANGE COMMISSION



                             Washington, D.C. 20549



                                    FORM 8-K



               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



        Date of Report (date of earliest event reported):  May 22, 1997



                        TITAN WHEEL INTERNATIONAL, INC.
             (Exact name of Registrant as specified in its Charter)



                                    ILLINOIS
                            (State of Incorporation)



          1-12936                                       36-3228472
  (Commission File Number)                 (I.R.S. Employer Identification No.)



                      2701 SPRUCE STREET, QUINCY, IL 62301
          (Address of principal executive offices, including Zip Code)



                                 (217) 228-6011
                               (Telephone Number)



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ITEM 5.                         OTHER EVENTS



On May 22, 1997, the stockholders of Titan Wheel International, Inc. (the "Company"), voted to amend the Company's Articles of Incorporation to change the name of the Company to "Titan International, Inc." The amendment was approved by stockholders, in excess of the necessary two-thirds of the outstanding shares of common stock. Thereafter on the same date, the amendment was filed and rendered effective.






ITEM 7.                 FINANCIAL STATEMENTS AND EXHIBITS



(a)     Not applicable

(b)     Not Applicable

(c)     Exhibits

        3(i)    Articles of Amendment dated May 22, 1997

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                                   SIGNATURE
                                   ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                TITAN WHEEL INTERNATIONAL, INC.
                                                -------------------------------
                                                        (REGISTRANT)


DATE:   May 22, 1997                            BY:  /s/ Kent W. Hackamack
                                                   ----------------------------
                                                     Kent W. Hackamack
                                                     Vice President of Finance
                                                     and Treasurer
                                                     (Authorized signatory)
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                                 EXHIBIT INDEX
                                 -------------


Exhibit Number                   Description
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    3(i)                    Articles of Amendment